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                                                                    EXHIBIT 10.4

                          GENENCOR INTERNATIONAL, INC.
                            STOCK OPTION GRANT NOTICE
                (STOCK OPTION AND STOCK APPRECIATION RIGHT PLAN)




Genencor International, Inc. (the "Company"), pursuant to its Stock Option and Stock Appreciation Right Plan (the "Plan"), hereby grants to Participant an option to purchase the number of shares set forth below. This award is subject to all of the terms and conditions as set forth herein and in the NonStatutory Stock Option or Stock Appreciation Right Agreement (the "Agreement"), the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Effective mm/dd/yyyy, you have been granted a Nonstatutory Stock Option to buy xxx shares of Genencor International, Inc. (the Company) stock at an exercise price of $XX.XX per share.

PARTICIPANT:       Participant Name

TYPE OF GRANT:     Nonstatutory Stock Option

GRANT NUMBER:      xxxxxx

PLAN:              Stock Option and Stock Appreciation Right

VESTING SCHEDULE:  1/3rd  of the Options vest one year after the Vesting
                   Commencement Date.
                   1/3rd of the Options vest annually thereafter over the next two years.



The total exercise price of the shares granted is $XX,XXX.XX.

Shares in each period will become fully vested on the date shown.

                   SHARES    EXERCISE TYPE  FULL VEST     EXPIRATION
                   xxx       On Vest Date   xx/xx/xxx     xx/xx/xxxx

                   xxx       On Vest Date   xx/xx/xxx     xx/xx/xxxx

                   xxx       On Vest Date   xx/xx/xxx     xx/xx/xxxx

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options or SARs previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

        OTHER AGREEMENTS:
                                               ---------------------------------

                                               ---------------------------------

GENENCOR INTERNATIONAL, INC.                       PARTICIPANT:


By:
   ---------------------------------           ---------------------------------
             Signature                                    Signature

Title:                                         Date:
      ------------------------------                ----------------------------

Date:
   ---------------------------------

ATTACHMENTS:  The Agreement,  the Stock Option and Stock  Appreciation  Right
              Plan,  Notice of Exercise and Beneficiary Designation Form



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                                  ATTACHMENT I

                        OPTION AGREEMENT OR SAR AGREEMENT



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                                  ATTACHMENT II

                 STOCK OPTION AND STOCK APPRECIATION RIGHT PLAN



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                                 ATTACHMENT III

                               NOTICE OF EXERCISE